UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 11, 2016
Date of Report (Date of earliest event reported)

AMERCO
(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 Kietzke Lane, Ste. 100 Reno, Nevada 89511
(Address of Principal Executive Offices, including zip code)

(775) 688-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2016, AMERCO, a Nevada corporation (the “Company”), named Mary K. Thompson, age 35, to serve as Chief Accounting Officer of the Company, effective as of July 11, 2016. There is no material plan, contract, arrangement or understanding to which Mrs. Thompson is a party, or in which she participates, in connection with her appointment as Chief Accounting Officer.

Mrs. Thompson is an executive officer of the Company, most recently having served as the Chief Financial Officer of Repwest Insurance Company, a Company subsidiary. Mrs. Thompson is also a member of the Board of Directors of the Company’s subsidiary Oxford Life Insurance Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2016

AMERCO

/s/ Jason A. Berg

Jason A. Berg,

Chief Financial Officer